UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(914) 703-6904

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(914) 703-6904

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2019

(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Fund, Inc.

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. You may elect to receive all future reports in paper copies free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (877) 749-4980 if you hold your shares directly with RENN Fund, Inc., or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

RENN Fund, Inc.

TABLE OF CONTENTS
December 31, 2019

Shareholder Letter	1
Consolidated Financial Statements:
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	6
Consolidated Statement of Cash Flows	7
Consolidated Financial Highlights	8
Notes to Consolidated Financial Statements	9
Report of Independent Registered Public Accounting Firm	16
Other Information	17
Directors and Officers	19
Service Providers	21

RENN Fund, Inc.

Shareholder Letter

December 31, 2019 (Unaudited)

Dear Shareholders,

We are pleased to present the RENN Fund Inc. (“Fund”) Annual Report for the 12-month period ended December 31, 2019. The Fund raised approximately $2.187 million under a rights offering in February of this year, selling an aggregate 1,487,989 shares, at a subscription price of $1.47. The offering was oversubscribed and allocated on a prorated basis, per the terms of the offering. Additionally, subsequent to year end, the Fund amended its principal investment strategy, so as to allow the Fund to engage in selling stocks, exchange traded funds (“ETFs”), and exchange traded notes (“ETNs”) short. The rights offering and the strategy amendment are intended to maximize the Fund management’s ability to capitalize on current and future market conditions.

The Fund’s largest individual holding, Apyx Medical Corporation (“APYX”), formerly Bovie Medical, formalized its name change following the sale of its legacy “core” medical equipment business. The sale raised proceeds of $97 million, providing capital for the company to focus on its innovative Helium Plasma Technology products. This technology is indicated for the delivery of helium plasma to cut, coagulate and ablate soft tissue during surgical procedures. The company achieved revenue growth in this segment of over 70% year-over-year in 2019 and seeks to expand its market share considerably by obtaining regulatory approval for dermal resurfacing and skin laxity procedures. The company has identified this market as a $1.5 billion opportunity (total market size), compared to current segment annual sales of less than $23 million.

The Fund’s second largest individual holding, Texas Pacific Land Trust (“TPL”), agreed to form a committee in order to explore a corporate conversion (from a Trust structure) during the year, which we believe will facilitate necessary corporate governance and transparency improvements. Subsequent to year end, the committee, which includes Murray Stahl, the Fund’s portfolio manager, recommended a corporate conversion. Operationally, the company achieved record revenue and earnings for the year despite a broader weakness in U.S. energy markets. This is a function of both the quality and strategic importance of the royalty and surface land interests owned by the Trust, as well as the commitment of operators working on TPL lands to exploit these resources. Despite negative sentiment surrounding energy companies worldwide, there are currently no alternatives to fossil fuels in certain applications, and various mechanisms to improve the environmental impact of hydrocarbon energy sources, including carbon capture and storage. As TPL sits atop a crucial land position, a significant portion of the current global energy supply, we believe that this company is poised to thrive over the next several years.

The Fund has a smaller allocation to FitLife Brands (“FTLF”), a manufacturer of branded nutritional supplements. The shares of the company more than tripled in value after strong results following restructuring initiatives, which targeted expense reduction and the resumption of sales growth. Each of these initiatives were accomplished in 2019, with nine-month (through September 30, 2019) revenues increasing over 16% and operating expenses declining over 10%, resulting in nearly a tripling of operating income. If these results are built upon, or even sustained, the shares have the potential to re-rate materially higher.

During the year, the Fund added to various existing positions in “hard asset” oriented businesses, including Texas Pacific Land Trust (referenced above), Franco Nevada Corporation, and Wheaton Precious Metals. These companies all hold expansive royalty agreements pertaining to energy and/or precious metal production, at little to no operating costs to the company. The energy and mining (precious metal) industries have both seen capital expenditures reduced by nearly 50% over the past several years, despite no material changes in underlying demand. We believe that there are various temporary fundamental factors which have contributed to this situation, as well as a structural headwind due to the resilient strength of the U.S. Dollar. In the event that the current U.S. money supply growth, federal deficits, federal debt levels and low interest rates catalyze a weakening of the U.S. Dollar and/ or core inflation growth, these types of companies will likely be the primary beneficiaries. The Fund also added to its position in CACI, a digital security and defense company. The company has refocused its management team, orienting towards growth and profitability, by building critical relationships with enterprise and mission expertise contracts, which often lead to higher margin, long-term enterprise and mission technology contracts. These initiatives have bolstered organic growth, which, when coupled with accretive acquisitions and margin improvement, have positioned the company to nearly double earnings per share over the past three years.

The net asset value growth of the Fund for the year was driven by strong performance of both Apyx Medical and Texas Pacific Land Trust, as well as various smaller positions including FitLife Brands and CACI. The strategic cash position generated modest income, but detracted from performance as compared to a fully invested portfolio.

The Fund seeks to continue to compound its net asset value in unique, uncorrelated investments, including those discussed above. However, broader financial asset valuations coupled with global central bank policies are concerning and lead us to use caution regarding all of our investment decisions. As such, the Fund maintains a sizable cash balance, largely in order capitalize upon future opportunities, and also intends to engage in the short sales of structurally flawed securities.

RENN Fund, Inc.

Consolidated Schedule of Investments

As of December 31, 2019

Shares or Principal Amount	Company	Cost	Value(1)
	MONEY MARKET FUNDS – 40.46%
4,998,850	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 1.49%	$4,998,850	$4,998,850

	Total Money Market Funds	4,998,850	4,998,850

	U.S. GOVERNMENT AND AGENCIES – 10.10%
1,250,000	United States Treasury Bill
	1.47%, 02/18/2020	1,247,450	1,247,569

	Total U.S. Government and Agencies	1,247,450	1,247,569

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(2)(3)	1,000,000	—

	Total Convertible Bonds	1,000,000	—

	COMMON EQUITIES – 59.00%
	Asset Management – 0.09%
200	Clarkson PLC	7,293	8,014
3,600	Dundee Corp. - Class A.(2)	4,495	3,260
		11,788	11,274

	Metal Mining – 0.79%
520	Franco-Nevada Corp.	45,425	53,716
1,496	Wheaton Precious Metals Corp.	39,602	44,506
		85,027	98,222

	Medicinal Chemicals and Botanical Products – 2.20%
19,307	FitLife Brands, Inc.(2)	9,131,688	272,229

	Oil and Gas – 12.28%
21,000	Civeo Corp.(2)	88,144	27,090
808,445	PetroHunter Energy Corporation(1)(2)(3)	101,056	—
1,908	Texas Pacific Land Trust	1,079,739	1,490,568
		1,268,939	1,517,658
	COMMON EQUITIES – 59.00% (Continued)
	Securities and Commodity Exchanges – 0.04%
18	Cboe Global Markets, Inc.	$2,294	$2,160
12	CME Group, Inc.	1,830	2,409
		4,124	4,569

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 0.36%
5,460	Grayscale Bitcoin Trust	66,830	44,717

	Surgical & Medical Instruments & Apparatus – 42.11%
615,000	Apyx Medical Corp.(2)	1,470,958	5,202,900

	Technology Services – 1.13%
558	CACI International, Inc. - Class A.(2)	112,974	139,494

	Total Common Equities	12,152,328	7,291,063

TOTAL INVESTMENTS – 109.56%		$19,398,628	13,537,482
LIABILITIES LESS OTHER ASSETS – (9.56%)			(1,181,353)
NET ASSETS			$12,356,129

(1)	See Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The note is valued at fair value (See Note 5).

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	40.46%
U.S. Government and Agencies	10.10%
Convertible Bonds	0.00%
Common Equities
Asset Management	0.09%
Metal Mining	0.79%
Medicinal Chemicals and Botanical Products	2.20%
Oil and Gas	12.28%
Securities and Commodity Exchanges	0.04%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	0.36%
Surgical & Medical Instruments & Apparatus	42.11%
Technology Services	1.13%
Total Common Equities	59.00%
Total Investments	109.56%
Liabilities Less Other Assets	(9.56%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

December 31, 2019

ASSETS
Investments in securities, at value (cost $19,398,628)	$13,537,482
Cash	182
Cash held at broker	104,917
Dividends and interest receivable	6,408
Prepaid expenses and other assets	12,545
Total assets	13,661,534

LIABILITIES
Payables:
Borrowings through margin account (Note 9)	1,247,184
Auditing fees	37,000
Fund administration and accounting fees	6,117
Printing and postage	5,500
Legal expense	4,229
Custody fees	3,252
Transfer agent fees and expenses	1,640
Accrued other expenses	483
Total liabilities	1,305,405

NET ASSETS	$12,356,129

Paid-in-capital	31,564,948
Total accumulated deficit	(19,208,819)
NET ASSETS	$12,356,129

Shares outstanding no par value (unlimited shares authorized)*	5,951,956

Net asset value, offering and redemption price per share	$2.08

Market Price Per Common Share	$1.64

Market Price (Discount) to Net Asset Value Per Common Share	(21.15)%

*	1,487,989 shares issued through rights offering (Note 11)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME
Income
Dividends	$9,081
Interest	105,981
Total investment income	115,062

Expenses
Fund accounting and administration fees	74,497
Professional fees	33,000
Shareholder reporting fees	27,253
Insurance fees	22,967
Transfer agent fees and expenses	21,188
Custody fees	18,975
Stock exchange listing fees	15,000
Miscellaneous expenses	7,506
Interest	1,532
Total expenses	221,918
Net investment loss	(106,856)

Net Realized and Unrealized Gain:
Net realized gain (loss) on:
Short-term investments	213
Investments	(9,220)
Affiliated Issuers*	17,880
Foreign currency transactions	(79)
Net realized gain	8,794
Net change in unrealized appreciation/(depreciation) on investments	1,790,843
Net realized and unrealized gain	1,799,637

Net Increase in Net Assets from Operations	$1,692,781

*	Realized gain on affiliated issuers occurred due to a revision in a corporate action, see Note 6 for additional information.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment loss	$(106,856)	$(157,483)
Net realized gain on investments, foreign currency transactions and affiliated issuers	8,794	1,422,804
Net change in unrealized appreciation/depreciation on investments	1,790,843	665,112
Net increase resulting from operations	1,692,781	1,930,433

Capital Transactions
Proceeds from shares issued	2,187,343	—
Net increase resulting from capital transactions	2,187,343	—

Total increase in net assets	3,880,124	1,930,433

Net Assets
Beginning of period	8,476,005	6,545,572
End of period	$12,356,129	$8,476,005

Capital Share Activity
Shares issued	1,487,989	—
Net increase in capital shares	1,487,989	—

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2019

Increase/(Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,692,781
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of short-term investment	(2,245,870)
Sale of short-term investment	2,491,245
Change in money market funds, net	(1,547,083)
Purchase of investment securities	(591,734)
Proceeds from sale of investment securities	29,533
Increase in dividends and interest receivable	(40)
Decrease in prepaid expenses and other assets	19,025
Decrease in accrued expenses	(3,401)
Net change in unrealized appreciation/depreciation on investments	(1,790,843)
Net realized gain on investments	(8,873)
Net amortization on investments	(961)

Net cash used for operating activities	(1,956,221)

Cash flows provided by financing activities:
Borrowings through margin account	2,245,870
Payments on margin account	(2,490,286)
Proceeds from sale of shares	2,187,343
Net cash provided by financing activities	1,942,927

Net decrease in cash	(13,294)

Cash and cash equivalents
Beginning cash balance	13,334
Beginning cash held at broker	105,059
Total beginning cash and cash equivalents	118,393

Ending cash balance	182
Ending cash held at broker	104,917
Total ending cash and cash equivalents	$105,099

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights(5)

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2019		2018	2017		2016		2015
Net asset value, beginning of period	$1.90		$1.47	$1.64		$1.37		$2.21
Income from Investment Operations:
Net investment loss(1)	(0.02)		(0.04)	(0.08)		(0.17)		(0.10)
Net realized and unrealized gain (loss) on investments	0.40		0.47	(0.09)		0.44		(0.74)
Total from investment operations	0.38		0.43	(0.17)		0.27		(0.84)

Capital Share Transactions
Dilutive effect of rights offering	(0.20	)(2)	—	—		—		—

Net asset value, end of period	$2.08		$1.90	$1.47		$1.64		$1.37
Per-share market value, end of period	$1.64		$1.49	$1.50		$1.22		$0.90

Total net asset value return(3)	9.47%		29.25%	(10.37%)		19.71%		(38.01%)
Total market value return(3)	10.07%		(0.93%)	22.95%		35.56%		(30.77%)

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$12,356		$8,476	$6,546		$7,339		$6,120

Ratio of expenses to average net assets	2.03%		2.89%	5.99	%(4)	12.16	%(4)	5.57	%(4)
Ratio of net investment loss to average net assets	(0.98%)		(2.06%)	(5.60	%)(4)	(12.01	%)(4)	(5.55	%)(4)

Portfolio turnover rate	1%		12%	7%		72%		9%

(1)	Based on average shares outstanding for the period.

(2)	Represents the impact of the Fund’s rights offering of 1,487,989 common shares in February 2019 at a subscription price based on a formula. See Note 11 for more information.

(3)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Average net assets have been calculated based on monthly valuations.

(5)	Consolidated for the year ended December 31, 2019 and 2018 only.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2019

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC* (“Horizon Kinetics”), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors.

*

Kinetics Asset Management LLC and Kinetics Advisers LLC reorganized into Horizon Asset Management LLC in April of 2019. Horizon Asset Management LLC was then renamed Horizon Kinetics Asset Management LLC. Kinetics Asset Management LLC and Kinetics Advisers LLC and Horizon Asset Management LLC were all wholly owned subsidiaries of Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC will remain a wholly owned subsidiary.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of December 31, 2019, total assets of the Fund were $13,661,534, of which $45,124, or approximately 0.33%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked and bitcoin linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly-owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gain will be included each year in the Fund’s investment company taxable income.

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short-Term Investments

The Fund invested a significant amount (40.46% of its net assets as of December 31, 2019) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2019 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Short-Selling Risk: The Fund can sell securities short to the maximum extend permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 – Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, subject to the approval of the Fund’s Board of Directors. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors reviews the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Money Market Funds	$4,998,850	$—	$—	$4,998,850
U.S. Government and Agencies	—	1,247,569	—	1,247,569
Convertible Bonds	—	—	—	—
Common Equities	7,291,063	—	—	7,291,063
Total Investments	$12,289,913	$1,247,569	$—	$13,537,482

Investments in portfolio company are being classified as Level 3. At December 31, 2019, Petrohunter Energy Corporation convertible bond and the common equity investments were valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2019:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Input	Value at 12/31/19
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0
Common Stock	Asset Approach	Bankruptcy Recovery	$0

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

Note 6 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or where the Fund has a director on the issuer’s board. In this instance, affiliation is based on the fact that Russell Cleveland previously served as a director for both the Fund and AnchorFree, Inc. As of December 31, 2018, Mr. Cleveland no longer served as a director for AnchorFree, Inc. During the year ended December 31, 2018, the Fund sold all of its holdings in AnchorFree, Inc. in the ordinary course of business through an involuntary corporate action. During the year ended December 31, 2019, a revision in the corporate action occurred resulting in additional payment to the Fund in the amount of $17,880.

Note 7 – Federal Income Tax Information

At December 31, 2019, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$19,398,628
Gross Unrealized Appreciation	$4,255,213
Gross Unrealized Depreciation	(10,116,359)
Net Unrealized Depreciation	$(5,861,146)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Distributable Earnings/Deficit
$(95,689)	$95,689

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(13,347,673)
Net unrealized depreciation on investments	(5,861,146)
Total accumulated earnings/(deficit)	$(19,208,819)

As of December 31, 2019, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$168,674
Long-term	13,156,273
$13,324,947

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended December 31, 2019, the Fund utilized $8,873 of non-expiring capital loss carryforwards.

RENN Fund, Inc.

Notes to Consolidated Financial Statements (Continued)
For the Year Ended December 31, 2019

There were no distributions during the years ended December 31, 2019 and 2018.

Note 8 – Investment Transactions

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term investments, were $591,734 and $29,533, respectively.

Note 9 – Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The average interest rate, average loan balance, maximum outstanding and amount recorded as interest expense for the Fidelity Brokerage Services LLC margin account for the 16 days the Fund had outstanding borrowings were 2.95%, $1,168,763, $1,491,600 and $1,532, respectively. At December 31, 2019 the Fund had borrowings of $1,247,184 outstanding under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Capital Share Transactions

On February 14, 2019, the Fund issued 1,487,989 new common shares in connection with a rights offering. Stockholders of record date December 28, 2018 were issued non-transferable rights for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held, not including additional subscription privileges.

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share, which resulted in proceeds to the Fund of $2,187,343. Horizon paid all expenses relating to the offering.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated statement of cash flows for the year then ended, and the consolidated financial highlights for each of the three years in the period then ended (consolidated for the years ended December 31, 2019 and December 31, 2018 only), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, the consolidated cash flows for the year then ended, and the consolidated financial highlights for each of the three years in the period then ended (consolidated for the years ended December 31, 2019 and December 31, 2018 only), in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2016 have been audited by other auditors, whose report dated February 28, 2017 expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 26, 2020

RENN Fund, Inc.

Other Information

December 31, 2019 (Unaudited)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov. Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 291-2300. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 291-2300 and on the SEC’s website at www.sec.gov.

Matters Submitted for Shareholder Votes

During the year covered by this report, issues were presented to the shareholders for their vote at a Meeting of Shareholders on September 16, 2019.

The record date for determination of shareholders entitled to vote was July 26, 2019. As of the record date there were outstanding 5,951,956 shares of the Fund’s Common Stock, constituting all of the outstanding voting securities of the Fund. Each such share was entitled to one vote. At the Meeting, the holders of 4,461,272 shares, or 74.95%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

For all Proposals, percentages shown are based on the number of the outstanding voting securities of the Fund. The issues presented and the results of the voting thereon are as follows:

Proposal One – At the Annual Meeting, a vote by ballot was taken to elect Murray Stahl as a Class Three Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Murray Stahl

Votes For
4,077,061.86 (68.50%)

Votes
Against
282,407.418 (4.74%)

Votes
Abstaining
101,800.606 (1.71%)

Broker
Non-Votes
0

RENN Fund, Inc.

other information (Continued)
December 31, 2019 (Unaudited)

Proposal Two – At the Annual Meeting, a vote by ballot was taken to elect Russell Cleveland as a Class Three Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Russell Cleveland

Votes For
4,039,202.69 (67.86%)

Votes
Against
306,289.39 (5.15%)

Votes
Abstaining
115,777.80 (1.95%)

Broker
Non-Votes
0

Proposal Three – At the Annual Meeting, a vote by ballot was taken for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2019. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2019 were as follows:

Votes For
4,323,253.66 (72.64%)

Votes Against
29,635.42 (0.50%)

Votes
Abstaining
108,382.80 (1.82%)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co. You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Company, LLC., whose telephone number is (877) 749-4980 and whose address is 6201 15th Ave, Brooklyn, NY 11219-5498.

RENN Fund, Inc.

Directors and Officers

December 31, 2019 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl 470 Park Avenue South, New York, New York 10016 Age: 66	Class Three Director of the Fund, President, Chief Executive Officer, Chairman of the Board	Since July 2017

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC since 1994) (Principal occupation)

Other Directorships:

Director, MSRH, LLC (2013-Present); Chairman, the FRMO Corp. (OTC Pink: FRMO) (2001 – Present); Director, Kinetics Mutual Funds, Inc. (2000 – Present); Director, Bermuda Stock Exchange (2014 – Present); Chairman, Minneapolis Grain Exchange (2013-Present); Director, Winland Electronics, Inc. (2015-Present); Director, IL&FS Securities Services Ltd (2008-Present)

Russell Cleveland[1] 11520 North Central Expressway, Suite 162, Dallas, Texas 75243. Age: 81	Class Three Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – 2018); Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations) (2003 – 2015); Director of Cover-All Technologies, Inc., a non- portfolio public company.(Insurance Software Licensing and Maintenance) (2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2008-2009); Director of BPO Management Services, Inc. (Business Process Outsourcing) (2006-2011); Director of CaminoSoft (Systems Software) (2004-2011) Director, RENN Universal Growth Investment Trust, PLC (1994-2015).

Eric Sites 470 Park Avenue South, New York, New York 10016 Age: 41	Class One Director of the Fund	Since July 2017	Portfolio Manager, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC) (Principal occupation) (2004-Present); Director, Bermuda Stock Exchange (2016-Present).
Independent Directors
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 67	Class One Director of the Fund	Since July 2017

Independent Business Analyst/Consultant (legal and compliance risk oversight)(2014-Present); Associate General Counsel, Chief Compliance Officer & Chief Trademark and Copyright Counsel, Verizon Wireless (2000-2014).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2019 (Unaudited)

Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Herbert M. Chain 470 Park Avenue South, New York, New York 10016 Age: 67	Class Two Director of the Fund	Since July 2017

Assistant Professor and Executive Director, Center for Executive Education, St. John’s University (2017-Present); Founder and Managing Member, HMC Business Consulting LLC (financial reporting and controls) (2015-Present); Adjunct Professor, St. John’s University (2011-2017); Adjunct Instructor, New York University (2015-2016); Audit Partner, Deloitte & Touche LLP (1988-2015); Director and Audit Committee Chair, Liquidity 10X (July 2019-Present); Trustee and Audit Committee Chair, Infusive US Trust (July 2019-Present); Director and Audit Committee Chair, Argutia Intelligence (January 2019-Present).

Other Officers
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South, New York, New York 10016 Age: 47	Vice-President, Chief Compliance Officer	Since July 2017

General Counsel, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC) (Principal occupation) (2011-Present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016)

General Counsel, the FRMO Corp. (OTC Pink: FRMO) (2014 – Present).

Hugh Ross 470 Park Avenue South, New York, New York 10016 Age: 52	Treasurer	Since July 2017	Chief Operating Officer, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC) (Principal occupation) (2011-Present).
Russell Grimaldi 470 Park Avenue South, New York, New York 10016 Age: 40	Secretary	Since July 2017	Chief Compliance Officer, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC) (Principal occupation) (2017-Present); Associate General Counsel, Horizon Kinetics LLC (2011-Present).

(1)

Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

RENN Fund, Inc.

Service Providers

December 31, 2019 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC - 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: www.rencapital.com

Registrar and Transfer Agent

American Stock Transfer &
Trust Company, LLC
6201 15th Ave.
Brooklyn, NY 11219
Phone: (877) 749-4980

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Herbert M. Chain is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2019. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2019 and for the year ended December 31, 2018.

	2019	2018
Fee Category	Fees	Fees
Audit Fee	$29,000	$29,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$4,000
All Other Fees	$-	$2,080*
Total Fees	$33,000	$35,080

*	Other fees noted relate to fees charged by prior principal accountant for deconversion costs.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2019 and for the year ended December 31, 2018, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Herbert M. Chain and Alice C. Brennan.

Item 6. Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.       INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Kinetics Asset Management LLC (“Horizon”), (Horizon will be referred to as the “Adviser”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.      ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.	apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals1; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.       REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.	A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.	Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC Attn: Proxy Administrator

470 Park Avenue South

New York, NY 10016

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Murray Stahl serves as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund since 2019.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Kinetics Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2019, Mr. Stahl, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $1.56 billion, 19 other pooled investment vehicles with assets of $520 million and 63 non-pooled accounts in which an advisory fee is based on performance with assets of $49 million, and 805 other accounts with assets of $1.37 billion.

Mr. Stahl is the only Portfolio Manager for the Fund, and the value of his ownership was between $0 and $10,000 at December 31, 2019.

Item 9. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the year ended December 31, 2019 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2019	734	$1.4700	734	-
February 2019	-	-	-	-
March 2019	-	-	-	-
April 2019	-	-	-	-
May 2019	-	-	-	-
June 2019	-	-	-	-
July 2019	-	-	-	-
August 2019	-	-	-	-
September 2019	-	-	-	-
October 2019	-	-	-	-
November 2019	500	1.5916	-	-
December 2019	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer

Date:	March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Chief Executive Officer and Chief Financial Officer

Date:	March 10, 2020